FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 23, 2008

FirstFed Financial Corp.
(Exact name of registrant as specified in its charter)

Delaware	1-9566	95-4087449
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

12555 W. Jefferson Boulevard, Los Angeles, California	90066
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:       (310) 302-5600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 23, 2008, the Board of Directors of First Federal Bank of California (the “Bank”), a wholly-owned subsidiary of FirstFed Financial Corp. (the “Registrant”), adopted and approved an amendment and restatement of the Bank’s Supplemental Executive Retirement Plan (the “SERP”).  The primary purpose of the amendment and restatement of the SERP is to comply with the documentation requirements of the final regulations under Section 409A of the Internal Revenue Code of 1986, as amended (“Section 409A”), which provides for rules regarding nonqualified deferred compensation plans.  In particular, the SERP was amended to include the six-month delay in payment rule for “specified employees” (within the meaning of Section 409A), provide for payment upon a “separation from service” (within the meaning of Section 409A) with regard to certain benefits payable under the SERP, specify the time and form of payment for certain other benefits, and allow for further amendments or other action to either exempt the payments and benefits from, or comply with, the requirements of Section 409A.

The SERP generally provides for payment of a normal retirement benefit to eligible participants upon retirement from the Bank after reaching age 60, and a reduced retirement benefit upon retirement from the Bank after reaching age 50 and completing 15 years of service.  The normal retirement benefit under the SERP is generally equal to a formula based on the participant’s final average earnings and consecutive years of service less employee deferrals, matching contributions and rollover distributions under the Bank’s 401(k) plan.  On or about May 30, 1998, the Board of Directors of the Bank discontinued employee eligibility for the SERP other than for individuals eligible prior to that date.  Babette E. Heimbuch, Chief Executive Officer of the Registrant and the Bank, and James P. Giraldin, President and Chief Operating Officer of the Registrant and the Bank, are the only current employees eligible to participate in the SERP.

Item 9.01.  Financial Statements and Exhibits.

     (d)  Exhibits

10.1	First Federal Bank of California Supplemental Executive Retirement Plan, Amended and Restated as of October 23, 2008.

S I G N A T U R E S

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                                   FIRSTFED FINANCIAL CORP.

Dated: October 28, 2008                                                  By: /s/ Babette E. Heimbuch
Babette E. Heimbuch
Chief Executive Officer

INDEX TO EXHIBITS

Exhibit

10.1           First Federal Bank of California Supplemental Executive Retirement Plan, Amended and Restated as of October 23, 2008.

Exhibit  10.1

FIRST FEDERAL BANK OF CALIFORNIA

Supplemental Executive Retirement Plan

Amended and Restated as of October 23, 2008

ARTICLE 1
Introduction

1.1 Purpose.  This First Federal Bank of California Supplemental Executive Retirement Plan, as amended and restated as of October 23, 2008, has been established by the Board to ensure adequate retirement income for selected members of the management of the Bank, to facilitate attracting and retaining highly qualified management employees and to reward past meritorious services.
1.2 Effective Date and Term.  The Plan was originally adopted by the Board effective as of January 1, 1986, and subsequently amended and restated as of May 30, 1998, and further amended.  This amendment and restatement of the Plan, effective as of October 23, 2008, shall apply to any benefits under the Plan that become vested or payable on or after January 1, 2005, and all benefits under the Plan that became vested or payable prior to January 1, 2005 shall be governed by terms of the Plan in effect immediately prior to this amendment and restatement and are “grandfathered” for Code Section 409A purposes, pursuant to Internal Revenue Service Notice 2005-1.  The Plan shall continue in effect until terminated by the Board.
1.3 Eligibility and Participation.  Babette E. Heimbuch and James P. Giraldin shall be the only individuals eligible to participate in the Plan, unless otherwise provided by the Committee.
1.4 Applicability of ERISA.  The Plan is intended to be an unfunded plan maintained primarily for the purpose of providing deferred compensation to a select group of management or highly compensated employees meeting the requirements of Sections 201(2), 301(a)(3), 401(a)(1) and 4021(b)(6) of ERISA.

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ARTICLE 2
Definitions

2.1 “3-Month Yield” means the interest rate based upon the average of the most recent prior twelve months’ yields on actively traded U.S. Treasury securities adjusted to a constant maturity of three months.  The 3-Month Yield shall be determined by reference to Federal Reserve Statistical Release H-15, Selected Interest Rates, as published by the Federal Reserve Board.
2.2 “Bank” means First Federal Bank of California and any successor in interest thereto.
2.3 “Board” means the Board of Directors of the Bank.
2.4 “Change in Ownership” means the following:
(a) An acquisition (other than from FirstFed Financial Corp., hereafter referred to as the “Company”) by any person, entity or group (within the meaning of Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, hereafter referred to as the “Exchange Act”), (excluding, for this purpose, the Company or any employee benefit plan of the Company which acquires beneficial ownership of voting securities of the Company) of “beneficial ownership” (as that term is defined by the Securities and Exchange Commission for purposes of Section 13(d) of the Exchange Act), directly or indirectly, of 15% or more of the outstanding voting stock of the Company; or
(b) At any time during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Company cease, for any reason other than death, disability or normal retirement, to constitute at least a majority thereof, unless the election of each director who was not a director at the beginning of the period was approved by a vote of at least 75% of the directors still in office who were directors at the beginning of the period; or
(c) Any reorganization, merger or consolidation of the Company with one or more corporations (other than a reorganization, merger or consolidation in which persons who were the stockholders of the Company immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own more than 50% of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated company’s then outstanding voting securities); or upon the sale of all or substantially all the assets of the Company.
2.5 “Code” means the Internal Revenue Code of 1986, as amended.
2.6 “Commencement Date” means the first date on which payments under the Plan are distributed to a Participant pursuant to Section 5.1.
2.7 “Committee” means the committee of the Board that is appointed by the Board to administer the Plan, or if no committee is so appointed, the entire Board.
2.8 “Compensation” means all W-2 Compensation paid to a Participant by the Bank, plus any 401(k) plan and Section 125 compensation deferrals, but excluding all non-cash bonuses paid to such Participant (including but not limited to the value of any bonus grants in the form of restricted stock or stock options).
2.9 “Early Retirement Date” means the first day of the first full calendar month immediately following the date on which a Participant has both attained the age of fifty (50) years and completed fifteen (15) Years of Service.
2.10 “ERISA” means the Employee Retirement Income Security Act of 1974, as amended.
2.11 “Final Average Earnings” means a Participant’s highest average monthly Compensation for the highest consecutive 60 months, divided by 60.
2.12 “Normal Retirement Date” means the first day of the first full calendar month immediately following the date on which a Participant attains the age of sixty (60) years.
2.13 “Participant” means any person described in Section 1.3 with an accrued benefit under the Plan.
2.14 “Plan” means this Supplemental Executive Retirement Plan, as it may be amended from time to time.
2.15 “Retirement Plan” means the First Federal Bank of California Pension Plan and Trust, which was terminated effective August 30, 1996.
2.16 “Separation Date” means, with respect to any Participant, the date on which such Participant incurs a Separation from Service from the Bank.
2.17 “Separation from Service” shall have the meaning set forth in Code Section 409A(a)(2)(A)(i) and Treasury Regulation Section 1.409A-1(h).
2.18 “Service” means a Participant’s completed years and months of service with the Bank uninterrupted by a Termination of Employment.  Service includes all service accrued by a Participant with the Bank regardless of whether an individual was a Participant in the Plan at the time of service accrual.
2.19 “Specified Employee” shall have the meaning set forth in Code Section 409A(a)(2)(B)(i) and Treasury Regulation Section 1.409A-1(i).
2.20 “Termination of Employment” means a termination of Participant’s employment with the Bank for any reason (including by reason of retirement, death or disability).  For purposes of this definition, any military leave, sick leave or other “bona fide leave of absence” (within the meaning of Treasury Regulation Section 1.409A-1(h)(1)) approved by the Board shall not constitute a Termination of Employment.
2.21 “Termination Date” means, with respect to any Participant, the date on which such Participant incurs a Termination of Employment.
2.22 “Year of Service” means any calendar year in which a Participant completes twelve (12) consecutive months of Service with the Bank.

ARTICLE 3
Amount of Supplemental Benefits

3.1 Subject to the succeeding provisions of this Article 3, if a Participant in the Plan continues in his/her employment with the Bank until he/she attains sixty (60) years of age, the Participant shall be entitled to a supplemental normal retirement benefit.  The amount of the monthly supplemental normal retirement benefit under the Plan shall equal the excess of the amount calculated in (a) below over the sum of the amounts calculated in (b) and (c) below:
(a) Seventy-five percent (75%) of the Participant’s Final Average Earnings multiplied by a fraction, of which the numerator equals the number of consecutive Years of Service, up to twenty (20), and the denominator is twenty (20).
(b) The monthly annuity payment which the Participant would receive if:
(i) The Participant had always, while employed, made the maximum allowable pre-tax deferral to the Bank’s 401(k) plan (as in effect from time to time, the “401(k) Plan”) (without regard to any reductions required by the actual deferral percentage (ADP) test), and
(ii) The Bank had always made the match on the amount in (a) above (without regard to any reductions required by the actual contribution percentage (ACP) test) at the end of each calendar year, and
(iii) The matching contributions in (ii) above were credited with interest at a variable rate equal to the 10-year Treasury rate as of January 1 of each year until Normal Retirement Date, and
(iv) The account balance at Normal Retirement Date resulting from (ii) and (iii) above is converted to a life annuity, using the 1983 Group Annuity Mortality Table, weighted 50% Male and 50% Female (the “actuarial equivalent,” as that term is used below), and an interest rate equal to the rate described in (iii) above.
(c) The monthly benefit provided under the Retirement Plan lump sum distribution, if any, into the 401(k) Plan (the “Rollover Distribution”).  For purposes of calculating benefits under the Rollover Distribution, the monthly benefit payable to a Participant from the Rollover Distribution shall equal the monthly benefit which the Participant would receive if the actual Rollover Distribution, if any, was credited with interest at a rate equal to the 3-Month Yield until Normal Retirement Date, and the account balance at Normal Retirement Date resulting from the foregoing is converted to a life annuity, using the 1983 Group Annuity Mortality Table, weighted 50% Male and 50% Female, and an interest rate equal to the 3-month Yield.
3.2 Subject to the provisions of this Article 3, if a Participant continues his/her employment with the Bank until he/she has completed fifteen (15) consecutive Years of Service and has attained the age of fifty (50) years, such Participant shall be eligible to receive a supplemental early retirement benefit.  The amount of the monthly supplemental early retirement benefit shall equal the excess of the amount calculated in (a) below over the sum of the amounts calculated in (b) and (c) below:
(a) Seventy-five percent (75%) of the Participant’s Final Average Earnings multiplied by a fraction, of which the numerator equals the number of consecutive Years of Service, up to twenty (20), and the denominator is twenty (20), reduced by one-half of one percent (0.5%) for each of the first sixty (60) months and one-third of one percent (0.33%) for each of the succeeding sixty (60) months by which the Commencement Date for early supplemental retirement benefits precedes such Participant’s Normal Retirement Date.
(b) The monthly annuity payment which the Participant would receive if:
(i) The Participant had always, while employed, made the maximum allowable pre-tax deferral to the Bank’s 401(k) Plan (without regard to any reductions required by the ADP test), and
(ii) The Bank had always made the match on the amount in (a) above (without regard to any reductions required by the ACP test) at the end of each calendar year, and
(iii) The matching contributions in (ii) above were credited with interest at a variable rate equal to the 10-year Treasury rate as of January 1 of each year until Early Retirement Date, and
(iv) The account balance at Early Retirement Date resulting from (ii) and (iii) above is converted to an actuarially equivalent life annuity as provided in Section 3.1(b)(iv) above.
(c) The monthly benefit provided under the Retirement Plan in the form of a lump sum distribution, if any, which the Participant rolled over into the Rollover Distribution.  For purposes of calculating benefits under the Rollover Distribution, the monthly benefit payable to a Participant from the Rollover Distribution shall equal the monthly benefit which the Participant would receive if the actual Rollover Distribution, if any, was credited with interest at a rate equal to the 3-Month Yield until Normal Retirement Date, and the account balance at Normal Retirement Date resulting from the foregoing is converted to a life annuity, using the 1983 Group Annuity Mortality Table, weighted 50% Male and 50% Female, and an interest rate equal to the 3-month Yield.
3.3 For purposes of this Article 3, if a Participant incurs a Termination of Employment and is subsequently re-employed by the Bank, any Service accumulated by such Participant prior to incurring the Termination of Employment shall be disregarded.
3.4 If a Participant incurs a Termination of Employment within one year immediately following the effective date of a Change in Ownership of the Bank (other than a Termination of Employment by the Bank for cause, as determined by the Committee), such Participant shall be eligible to receive the supplemental normal retirement benefit provided under Section 3.1 of the Plan even if, as of the effective date of such Change in Ownership of the Bank, such Participant has not reached his/her Normal Retirement Date or his/her Early Retirement Date.  For purposes of this Section 3.4, the amount of the benefit shall be calculated as of the Termination Date based upon the Participant’s age and Years of Service as of the Termination Date.  For purposes of calculating benefits under this Section, the monthly benefit payable to a Participant from the Plan shall be an amount equal to the actuarial equivalent at the Termination Date of the monthly payment that would be made under the single life annuity form to which the Participant would be entitled under the Plan commencing at the later of age fifty-five (55) and the Participant’s actual age on the Termination Date.
3.5 Although the Plan provides a supplemental normal retirement benefit under Section 3.1, a supplemental early retirement benefit under Section 3.2, and a Change of Ownership termination benefit under Section 3.4, no Participant may receive a distribution from the Plan derived from more than one of such categories of benefits.
3.6 Anything herein contained to the contrary notwithstanding, the Board in its discretion may increase the amount payable as a benefit hereunder to any one or more Participants, provided that such change in the supplemental retirement benefit is communicated in writing to the Participant.

ARTICLE 4
Vesting

4.1 Subject to the provisions of Section 3.4, if a Participant terminates his/her employment with the Bank at any time prior to his/her Normal Retirement Date or his/her Early Retirement Date, such Participant shall cease being a Participant in the Plan as of his/her Termination Date and no benefits shall be payable under the Plan to such Participant or to any other person on behalf of such Participant.

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ARTICLE 5
Payment of Benefits

5.1 Subject to Section 5.3, the Commencement Date for any benefit payable to a Participant pursuant to Section 3.1 or 3.2 shall be the first day of the calendar month coinciding with or next following the Separation Date.  Subject to Section 5.3, the Commencement Date for any benefit payable to a Participant pursuant to Section 3.4 shall be the first day of the calendar month coinciding with or next following the Separation Date.
5.2 Subject to Section 5.3, the benefits payable to a Participant under the Plan shall be paid in the form of monthly payments commencing on the Commencement Date and continuing on each monthly anniversary of the Commencement Date thereafter until the Participant’s death.  All payments shall cease upon the Participant’s death.
5.3 Notwithstanding any provision of the Plan to the contrary, no payments under the Plan shall be paid to a Participant during the 6-month period following the Participant’s Separation from Service if the Bank determines that paying such amounts at the time or times indicated in the Plan would be a prohibited distribution under Code Section 409A(a)(2)(b)(i).  If any payment under the Plan is delayed as a result of the previous sentence, then on the first business day following the end of such six-month period (or such earlier date upon which such amount can be paid under Section 409A of the Code without resulting in a prohibited distribution, including as a result of the Participant’s death), the Bank shall pay the Participant a lump-sum amount equal to the aggregate amount that would have otherwise been payable to the Participant during such six-month period, plus interest credited from the Separation Date to the date of payment at the “applicable federal rate” provided for in Section 7872(f)(2)(A) of the Code in effect as of the Separation Date.  Any remaining payments due under the Plan shall be paid as otherwise provided in the Plan.

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ARTICLE 6
Amendment and Termination

6.1 Subject to Section 6.4, the Plan may be amended by the Board in whole or in part, at any time and from time to time; provided, however, that no amendment may reduce the present value (using the basis for actuarial equivalence as otherwise utilized herein and calculated assuming the Participant is fully vested) of the benefit otherwise payable to any Participant in the Plan.
6.2 Subject to Section 6.4, the Plan may be terminated at any time by the Board.  In the event of a termination of the Plan, each Participant as of the effective date of the Plan’s termination shall have a nonforfeitable right to one hundred percent (100%) of his/her supplemental normal retirement benefit provided under Section 3.1 or supplemental early retirement benefit provided under Section 3.2, as applicable, to the extent vested as of the effective date of such termination of the Plan.   In no event shall a termination of the Plan result in an acceleration of the vesting or payment of any supplemental normal retirement benefit or supplemental early retirement benefit.  To the extent not vested as of the effective date of the Plan’s termination, the Participant shall have no further right or interest in or with respect to any supplemental normal retirement benefit provided under Section 3.1 or supplemental early retirement benefit provided under Section 3.2.  In the event of a termination of the Plan, any supplemental retirement benefit payable to a Participant who has not commenced receiving retirement benefits under the Plan shall be paid to such Participant in accordance with the provisions of Article 5.
6.3 In the event that the Board adopts a resolution terminating the Plan, the Bank shall file a notice of its intention to terminate the Plan with all applicable regulatory agencies (to the extent required by law or regulation) prior to the proposed termination date.
6.4 Notwithstanding any provision of the Plan to the contrary, in no event shall any amendment or termination of the Plan be effective unless one of the following is true:  (a) the amendment or termination does not cause an acceleration or impermissible delay in payment of benefits under Code Section 409A, (b) any acceleration or delay in payment is covered by an exception to the prohibition on accelerations or delays under Code Section 409A, or (c) the Bank and the Participant acknowledge in writing that the amendment or termination accelerates or delays the payment of benefits and is likely to result in Code Section 409A penalties.

ARTICLE 7
Administration

7.1 The Committee shall be the administrator of the Plan and shall be responsible for providing all notices required under the Plan and for furnishing or filing all reports and returns required by law with respect to the Plan.
7.2 The books and records to be maintained for the purpose of the Plan shall be maintained by the officers and employees of the Bank at its expense and subject to the supervision and control of the Committee.  All expenses of administering the Plan shall be paid by the Bank.

ARTICLE 8
Miscellaneous

8.1 The benefits payable to Participants under the Plan are intended to comply with the requirements of Code Section 409A.  To the extent applicable, the Plan shall be interpreted, construed and administered in accordance with Code Section 409A and Department of Treasury regulations and other interpretive guidance issued thereunder.  Notwithstanding any provision of the Plan to the contrary, the Bank may from time to time adopt such amendments to the Plan or take any other actions that the Bank determines are necessary or appropriate to (a) exempt the payments and benefits payable under the Plan from Code Section 409A and/or preserve the intended tax treatment of such payments or benefits, or (b) comply with the requirements of Code Section 409A and related Department of Treasury guidance and thereby avoid the application of penalty taxes under Code Section 409A; provided, however, that no amendment may reduce the present value (using the basis for actuarial equivalence as otherwise utilized herein and calculated assuming the Participant is fully vested) of the benefit otherwise payable to any Participant in the Plan.
8.2 Nothing contained in the Plan shall be construed to create a contract of employment with any Participant.  The Bank reserves the right to appoint, from time to time, any person to its offices and to remove any of its officers and discharge any of its employees, without exception, in any manner and upon any basis permitted by law.
8.3 All benefits payable under the Plan shall be paid from the general assets of the Bank.  Nothing contained in the Plan shall be deemed to give any Participant any ownership, proprietary, security or other right in any asset of the Bank, whether or not earmarked for the Bank’s purposes as a reserve or fund to be used by the Bank for the discharge of its vested or contingent obligations hereunder.
8.4 The right of any Participant to any benefit or payment hereunder shall not be subject in any manner to attachment or other legal process for the debts of such Participant, and any such benefit or payment shall not be subject to anticipation, alienation, sale, transfer, assignment or encumbrance by the Participant or any other person.
8.5 The Plan is established under and shall be construed according to the laws of the United States, and, to the extent not inconsistent therewith, the laws of the State of California.
8.6 In the event of any merger, consolidation, sale of substantially all of the assets of, or other reorganization involving the Bank, any successor entity by reason of such reorganization shall succeed to all of the Bank’s duties, obligation, rights, and benefits hereunder.
8.7 Wherever possible, each provision of the Plan shall be interpreted in a manner so as to be valid and effective under applicable law, but if any provision of the Plan is found to be prohibited or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of the Plan.
8.8 Singular words in the Plan may include the plural, the plural may include the singular, and the masculine may include the feminine.

[signature page follows]

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CERTIFICATE OF SECRETARY

The undersigned, as duly appointed and acting Secretary of First Federal Bank of California (“Bank”), hereby certifies that at a duly held meeting of the Board of Directors of the Bank held on October 23, 2008, on motion duly made, seconded, and unanimously passed, it was resolved that the Supplemental Executive Retirement Plan be amended and restated as of October 23, 2008 as set forth in the attachment hereto.

Executed this 27th day of October, 2008 at Los Angeles, California.

/s/ Vikas Arora
      Vikas Arora, Secretary

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